UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 25, 2006

SEALY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction	(Commission File Numbers)	(IRS Employer
of incorporation)		Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370
(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01     Entry into a Material Definitive Agreement.

On August 25, 2006, Sealy Mattress Company (“SMC”), a subsidiary of Sealy Corporation (the “Company”) entered into a refinancing of its $440 million senior secured credit facility to reduce the effective interest rate on its debt obligations.

The new credit facility consists of a five year Term Loan A in the amount of $300 million with a current interest rate of LIBOR plus 1.25% and a six year Term Loan E in the amount of $140 million with a current interest rate of LIBOR plus 1.50%.  This new credit facility replaces the current Term Loan which had an interest rate of LIBOR plus 1.75%.  The terms and conditions of SMC’s $125 million senior revolving credit facility are unchanged by the new credit facility.

The new credit facility is governed by the Third Amended and Restated Credit Agreement among SMC, Sealy Canada, Ltd./Ltee., the Guarantors named therein, Sealy Mattress Corporation, the Company, JPMorgan Chase Bank, N.A. as administrative agent, J.P. Morgan Securities Inc., as joint lead arranger, Citigroup Global Markets Inc., as joint lead arranger, Citibank, N.A., as syndication agent, General Electric Capital Corporation, as co-documentation agent, Wachovia Bank, National Association, as co-documentation agent, LaSalle Bank National Association, as co-documentation agent and other lenders from time to time parties thereto (the “New Credit Agreement”).

The foregoing description of the terms of the new credit facility does not purport to be complete and is qualified in its entirety by reference to the New Credit Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. A copy of the press release announcing the refinancing is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  On August 25, 2006, the Board of Directors of the Company appointed Richard Roedel to serve as a director of the Company and member of the Company’s Audit Committee.  Concurrently with the appointment, Steven Barnes resigned as a director of the Company and member of the Company’s Audit Committee.  A copy of the press release announcing the appointment is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

10.1  Third Amended and Restated Credit Agreement, dated August 25, 2006.

99.1  Press Release of Sealy Corporation, dated August 28, 2006.

99.2  Press Release of Sealy Corporation, dated August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

Date: August 30, 2006	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	Senior Vice President and General Counsel